Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
(14)	Income Taxes

There is no income tax expense recognized for the years ended December 31, 2019 and 2018, respectively.

Loss before taxes consists of:

(in thousands)	December 31, 2019	December 31, 2018
Domestic	$(4,882)	$(12,961)
Foreign	(3,997)	(6,261)
Income (loss) before taxes	$(8,879)	$(19,222)

The provision for income taxes differs from the amount computed by applying the statutory rate as follows:

(in thousands)	December 31, 2019	December 31, 2018
Income taxes using U.S federal statutory rate	$(1,865)	$(4,037)
Tax Cuts and Jobs Act	—	—
Nondeductible interest	994	2,273
Loss on extinguishment of debt	361	236
Loss of tax benefit of federal net operating loss carryforwards	—	(588)
Loss of tax benefit of state net operating loss carryforwards	1,477	1,040
Loss of tax benefit of federal tax credit carryforwards	324	495
Amortization of gain on IP migration	—	—
State income taxes, net of federal benefit	(1,461)	(2,355)
Foreign rate differential	664	1,166
Valuation allowance	3,512	6,323
Derivative charge	(3,674)	(4,138)
Stock option exercises and cancellations	—	215
Research and development costs	(316)	(636)
Other	(16)	6
	$—	$—

Significant components of the Company’s deferred tax assets are as follows:

(in thousands)	December 31, 2019	December 31, 2018
Deferred tax assets:
Equity compensation	$84	$—
Accrued liabilities	—	519
Research tax credits	135	161
Lease obligation	206
Other	72	60
Net operating losses	14,502	10,624
Total deferred tax assets	$14,999	$11,364

Deferred tax liabilities:
Beneficial conversion feature	—	—
Right of use asset	206	—
Other	—	—
Total deferred tax liabilities	206	—

Valuation allowance	14,793	11,364
Net deferred tax assets	$—	$—

As of December 31, 2019 and 2018 the Company had net operating loss carryforwards for U.S. federal income tax purposes of approximately $246.3 million and $230.0 million, respectively. A significant portion of the federal amount is subject to an annual limitation as low as $27,500 as a result of changes in the Company’s ownership in May 2003, November 2016, and multiple dates throughout 2017, 2018 and 2019, as defined by Federal Internal Revenue Code Section 382 and the related income tax regulations. As a result of the limitations caused by the May 2003, November 2016 and multiple 2017, 2018 and 2019 ownership changes, approximately $207.0 million of the total net operating loss carryforwards is expected to expire unutilized and will be unavailable to offset future federal taxable income. Approximately $39.3 million of net operating loss carryforwards remains available to offset future federal taxable income, of which $1.7 million will expire between 2020 and 2037 and $37.6 million will have an unlimited carryforward period as a result of the Tax Cuts and Jobs Act.

In addition, the Company’s state net operating losses are also subject to annual limitations that generally follow the federal Section 382 provisions (with the exception of Connecticut), adjusted for each state’s respective income apportionment percentages. As of December 31, 2019 and 2018, the Company had net operating loss carryforwards for state and city income tax purposes between approximately $27.3 million and $180.6 million and between approximately $27.3 million and $167.3 million, respectively, which expire through 2039. As a result of the 382 limitations, approximately $169.4 million and $153.7 million of New York State and New York City net operating losses are expected to expire unutilized and will be unavailable to offset future taxable income. Approximately $11.2 million and $11.2 million of net operating loss carryforwards, respectively, will be available to offset future state and city taxable income. As of December 31, 2019 and 2018 the Company had a net operating loss carryforward for foreign income tax purposes of $26.1 million and $25.2 million, respectively, which have indefinite carryforward periods. As of December 31, 2019 and 2018, the Company had federal research and development tax credit carryforwards of approximately $5.3 million and $5.0 million respectively, which expire through 2039. As a result of the section 382 limitations, all but $0.1 million of the tax credit carryforwards is expected to expire unutilized.

Management has established a 100% valuation allowance against the deferred tax assets as management does not believe it is more likely than not that these assets will be realized. The Company’s valuation allowance increased by approximately $3.4 million and increased by $5.4 million in 2019 and 2018, respectively. The change in valuation is as follows:

(in thousands)	December 31, 2019	December 31, 2018
Beginning balance	$11,364	$5,972
Charged to costs and expenses	3,512	6,323
Charged to additional paid-in capital	—	—
Charged to retained earnings	—	(834)
Charged to other comprehensive income	(83)	(97)
Ending balance	$14,793	$11,364

On December 22, 2017, the United States enacted the Tax Cuts and Jobs Act (the “Act”). The Act, which is also commonly referred to as “U.S. tax reform”, significantly changes U.S. corporate income tax laws by, among other provisions, reducing the maximum U.S. corporate income tax rate from 35% to 21% starting in 2018. During the year ended December 31, 2017, the Company reduced deferred tax assets by a provisional amount of $143,500, offset by a corresponding reduction to its valuation allowance, as a result of the re-measurement of deferred tax assets and liabilities from its 34% effective rate under existing law to the new lower statutory rate of 21%. The Company finalized its accounting of the effects of tax reform in 2018, which resulted in insignificant adjustments.

The Act also requires a mandatory one-time inclusion of the deferred foreign income of controlled foreign corporations. The one-time transition tax is based on Delcath’s total post-1986 earnings and profits (E&P) for which the Company has previously deferred from U.S. income taxes. During the year ended December 31, 2017, the Company’s reasonable estimate resulted in no provisional amount for the one-time transition tax liability, as the Company’s international subsidiaries are expected to have a cumulative deficit in E&P. As the Company’s international subsidiaries have a cumulative deficit in earnings and profits, the Company did not anticipate being affected by the mandatory inclusion provisions of the Act. The Company finalized its calculation of the total post-1986 foreign E&P (including deficits) for these foreign subsidiaries during 2018 and was not impacted by the mandatory inclusion provisions of the Act.

On December 22, 2017, Staff Accounting Bulletin 118 was issued due to the complexities involved in accounting for the recently enacted Act. SAB 118 requires the Company to include in its financial statements a reasonable estimate of the impact of the Act on earnings to the extent such estimate has been determined. Accordingly, the U.S. provision for income tax for December 31, 2017 was based on the reasonable estimate guidance provided by SAB 118. The Company finalized the impact from the Act during 2018 and recorded insignificant adjustments.

The Company complies with the provisions of ASC 740-10, Income Taxes, in accounting for its uncertain tax positions. ASC 740-10 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740-10, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company has determined that the Company has no significant uncertain tax positions requiring recognition under ASC 740-10 and therefore has not included a tabular rollforward of unrecognized tax benefits. As there are no uncertain tax positions recognized, interest and penalties have not been accrued.

The Company is subject to income tax in the U.S., as well as various state and international jurisdictions. The Company has not been audited by any state tax authorities in connection with income taxes. The Company has not been audited by international tax authorities or any states in connection with income taxes. The Company’s New York State tax returns have been subject to annual desk reviews which have resulted in insignificant adjustments to the related franchise tax liabilities and credits. The Company is no longer subject to federal and state examination for tax years ending prior to December 31, 2016; tax years ending December 31, 2016 through December 31, 2019 remain open to examination. The Republic of Ireland is the Company’s only significant foreign jurisdiction. The Company is no longer subject to Ireland tax examination for tax years ending prior to December 31, 2015 (as Ireland has not initiated an audit of 2014 as of December 31, 2019); tax years ending December 31, 2014 through December 31, 2018 remain open to examination. However, the Company’s tax years December 31, 1998 through December 31, 2019 generally remain open to adjustment for all federal, state and foreign tax matters until its net operating loss and tax credit carryforwards are utilized or expire prior to utilization, and the applicable statutes of limitation have expired in the utilization year. The federal and state tax authorities can generally reduce a net operating loss (but not create taxable income) for a period outside the statute of limitations in order to determine the correct amount of net operating loss which may be allowed as a deduction against income for a period within the statute of limitations.

Delcath recognizes interest accrued related to unrecognized tax benefits and penalties, if incurred, as a component of income tax expense.